                                                                  EXHIBIT 23.6



                         CONSENT OF DIRECTOR NOMINEE


I hereby consent to being named as a Director Nominee in the Registration Statement on Form S-1 (File No. 333-52673) of Global Vacation Group, Inc.



                                                /s/ JAMES M. SULLIVAN

                                                JAMES M. SULLIVAN


Washington, D.C.
July 27, 1998